COMMON STOCK EXCHANGE AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of April 26th, 2008, by Wonder International Education & Investment Group Corp, an Arizona corporation ("US Wonder") in the USA, and EastBridge Investment Group Corp ("EBIG") and Anhui Wonder Education & Investment Management Corporation (安徽文达教育投资管理有限责任公司) (" CHINA Wonder "), a limited liability company incorporated in China.

RECITALS

~~Whereas CHINA Wonder desires to invest in US Wonder for its commercial potential;~~

Whereas US Wonder desires to invest in CHINA Wonder for its commercial potential;

Whereas US Wonder has the following stock ownership structure before this agreement:

- EastBridge Investment Group owns 17% of its common stock;
- The remaining 83% of CHINAWonder's common stock is collectively owned by 谢春贵 (Xie Chun Gui).

Therefore US Wonder, CHINA Wonder now jointly agree to exchange their common stocks as follows:

1) Xie Chun Gui tenders 83% of his common stock of USWonder in exchange for 83% of CHINAWonder's common stock;

2) EBIG tenders 15% of its common stock of USWonder in exchange for the 17% of ChinaWonder's common stock;

3) EBIG distributes up to 2% of its USWonder common stock as stock dividend to a group of about 1,000 shareholders in order to create a large shareholder base;

4) US Wonder and CHINA Wonder and EBIG agree to provide one another their board resolutions attesting the stock exchange agreement contained herein;

5) The board of US Wonder shall be replaced by a board appointed by CHINA Wonder;

6) CHINA Wonder becomes wholly owned subsidiary of US Wonder upon the approval of the registration application with the SEC;

7) Contemporaneous with US Wonder's (or any other name finally adopted) registration application approval by the US SEC, the shares exchanged herein and among all the parties become permanent and irrevocable。

CLOSING DATE and STOCK DELIVERY

Closing Date: April 26th 2008

Delivery: The parties signed the contract on the date of the exchange offer immediate effect. .

THE SHARES REPRESENTED BY THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSE BY THE SIGNED PARTIES AND HAVE NOT BEEN REGISTERED WITH THE US SECURITIES AND EXCHANGE COMMISSION (SEC); THEREFORE, IN THE ABSENCE OF THE SEC'S APPROVAL OR AN ATTOURNEY'S OPINION LETTER OR AN EXCEPTION PROVIDED BY THE SEC, THEY ARE NOT ALLOWED TO BE SOLD OR TRANSFERRED.

Authorization: All parties have all the corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

Wonder International Education & Investment Group Corp
8040 East Morgan Trail, Suite 18, Scottsdale, Arizona 85258, USA
Tempe, Arizona 85282
Fax: 480-966-0808
Phone: 480-966-2020
Attn: Norm Klein

EastBridge Investment Group Corp
8040 East Morgan Trail, Suite 19, Scottsdale, Arizona 85258, USA
Tempe, Arizona 85282
Fax: 480-966-0808
Phone: 480-966-2020
Attn: Norm Klein

Anhui Wonder Education & Investment Management Corporation
(安徽文达教育投资管理有限责任公司)
No.188 North Road Hezuohua Hefei Anhui

Tel: 86-0551-3634322
Fax: 86-0551-3634322
Attn: Mr. Weixiang

Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full

force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic impact of this Agreement on any party.

Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided in this Agreement, this Agreement may not be assigned by a party without the prior written consent of the other party except by operation of law, in which case the assignee shall be subject to all of the provisions of this Agreement.

This agreement is subject to the relevant governmental and agency regulations in the US and China. Both parties agree to modify this agreement in order to be in compliance with all the relevant regulations.

This agreement is jointly authored by the signing parties.

This Common Stock Exchange Agreement is executed in Chinese and English and each version has three copies, each party retains one of each. Should there be any error in the translation, the English version prevails.

Anhui Wonder Education & Investment Management Corporation

By: ______________________ Signature and Chop
Name: Xie Chun Gui
Title: Chief Executive Officer and Director

Wonder International Education & Investment Group Corp

By: ______________________ Signature and Chop
Name: Xie Chun Gui
Title: CEO

EastBridge Investment Group Corp

By: ______________________ Signature and Chop
Name: Keith Wong
Title: CEO